UBS Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, NY 10019

Notice | August 28, 2017

Important Notice: Change in investment policy for UBS U.S. Large Cap Equity Fund

The Board of Trustees of The UBS Funds approved a name change and investment policy modifications for the UBS U.S. Large Cap Equity Fund (the "Fund") that will go into effect on or about October 27, 2017. UBS Asset Management (Americas) Inc. (the "Advisor") believes the new strategy will provide the Fund with a stronger market appeal than the Fund's current strategy, differentiate the Fund from other passive and generic active large cap core products, and will be beneficial for current shareholders and future clients.

Highlights

•  The Fund's name will change from UBS U.S. Large Cap Equity Fund to UBS U.S. Sustainable Equity Fund.

•  The Fund's 80% policy will change to remove US large capitalization companies from the policy, replacing the Fund's 80% policy with a policy that the Fund invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US companies.

•  The Fund's benchmark will change from the Russell 1000 Index to the S&P 500 Index.

What will change

•  The Fund's name will change to UBS U.S. Sustainable Equity Fund to better reflect its underlying investment strategy.

•  In light of the Fund's strategy changes, the Fund's benchmark will change from the Russell 1000 Index to the S&P 500 Index.

Principal Investments

•  The Fund's 80% policy will change from investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US large capitalization companies to investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US companies. The 80% policy cannot be changed without giving shareholders of the Fund at least 60 days advance notice.

•  To achieve its investment objective, the Fund will invest in, or seek exposure to, companies based on various financial factors and fundamental sustainability factors such as environmental, social and governance performance of such companies.

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Management Process

•  The Adviser's investment decisions are based upon price/value discrepancies as identified by the Adviser's fundamental valuation process. The Advisor will employ both a positive and negative screening process in selecting securities for the Fund. The positive screening process will identify securities of companies that are fundamentally attractive and that have superior valuation characteristics. In addition, the positive screening process will also include material, fundamental sustainability factors that the Advisor believes confirm the fundamental investment case and can enhance the ability to make good investment decisions. The sustainability factors are material extra-financial factors that evaluate the environmental, social and governance performance of companies that, along with more traditional financial analytics, identify companies that the Advisor believes will provide sustained, long-term value. The Advisor believes that the sustainability strategy provides the Fund with a high quality portfolio and mitigates risk.

•  The Advisor will also apply a negative screening process that will exclude from the Fund's portfolio securities with more than 5% of sales in industries such as alcohol, tobacco, defense, nuclear, GMO (Genetically Modified Organisms), water bottles, gambling and pornography. The Advisor may modify this list of negative screens at any time, without prior shareholder approval or notice.

Main risks

•  In light of these changes, the Fund will be subject to the following additional risks:

o  Small- and mid-capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the Fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

o  Sustainability factor risk: The Fund's sustainability factors used in its investment process will likely make the Fund perform differently from a fund that relies solely or primarily on financial metrics. The sustainability factors may cause the Fund's industry allocation to deviate from that of funds without these considerations.

Questions

If you have questions regarding this notice, please contact your financial advisor at your earliest convenience.

Disclosure

Clients should carefully read a Fund's summary prospectus or prospectus and carefully consider a Fund's investment objectives, risks, all charges, expenses and other matters of interest before investing. The summary prospectus or prospectus contains this and other information about a Fund. It is important that clients have all the information they need to make a sound investment decision. To view a copy of the Fund's current summary prospectus or prospectus, go to www.ubs.com/us/en/asset_management/individual_investors/mutual_fund.html.

Past performance is not a guarantee of future results. This is not an invitation to subscribe in any Fund and is by way of information only. Mutual funds are sold by prospectus only. Nothing contained herein constitutes investment, legal, tax or other advice, nor is it to be relied on in making an investment or other decision. Nothing herein should be construed as a solicitation, offer or recommendation to acquire or dispose of an investment or to engage in any other transaction.